UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  December 16, 2014

BLOOMIN’ BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35625	20-8023465
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2202 North West Shore Boulevard, Suite 500, Tampa, Florida 33607
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (813) 282-1225

 N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On December 16, 2014, Bloomin’ Brands, Inc. (the “Company”) issued a press release announcing the following: (i) affirming the Company’s fiscal 2014 Financial Outlook with updated guidance on comparable sales and new restaurants; (ii) initial fiscal 2015 Financial Outlook; and (iii) the implementation of a dividend and share repurchase program. A copy of the press release is furnished as Exhibit 99.1 hereto.

Also, on December 16, 2014, the Company will present business and financial information at a publicly available webcast meeting (the “Analyst and Investor Meeting”). Attached hereto as Exhibit 99.2 are the Analyst and Investor Meeting presentations to be made by Elizabeth Smith, Chairman and Chief Executive Officer and David Deno, Executive Vice President and Chief Financial and Administrative Officer. During the course of the Analyst and Investor Meeting, the Company’s executives will discuss the Company’s business update and long-term growth goals.

The information contained in this Item 7.01, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any document whether or not filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such document.

Item 9.01     Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit Number	Description

99.1	Press release of Bloomin’ Brands, Inc. dated December 16, 2014
99.2	Analyst and Investor Meeting Presentations made by the Company on December 16, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOOMIN’ BRANDS, INC.
(Registrant)

Date: December 16, 2014	By:	/s/ Joseph J. Kadow
Joseph J. Kadow
Executive Vice President and Chief Legal Officer

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